SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

July 13, 2004
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240

(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
INDEX TO EXHIBITS
Purchase Agreement
Opinion/Consent of Gibson, Dunn & Crutcher LLP
Opinion/Consent of Hunton & Williams LLP

ITEM 5. OTHER EVENTS.

     On July 13, 2004, Atmos Energy Corporation (“Registrant”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the underwriters named in Schedule A of that certain Purchase Agreement (collectively the “Underwriters”), executed the Purchase Agreement in connection with the sale by Registrant to the Underwriters of a total of 8,650,000 shares of the Registrant’s common stock, plus up to an additional 1,289,393 shares of the Registrant’s common stock issuable upon the exercise of an option granted by the Registrant to the underwriters to cover overallotments, a copy of which is attached hereto as Exhibit 1.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

1.1	Purchase Agreement dated July 13, 2004
5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas
5.2	Opinion of Hunton & Williams LLP, Richmond, Virginia
23.1	Consent of Gibson, Dunn & Crutcher LLP, Dallas, Texas (included in Exhibit 5.1)
23.2	Consent of Hunton & Williams LLP, Richmond, Virginia (included in Exhibit 5.2)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION (Registrant)
DATE: July 16, 2004	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Purchase Agreement dated July 13, 2004
5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas
5.2	Opinion of Hunton & Williams LLP, Richmond, Virginia
23.1	Consent of Gibson, Dunn & Crutcher LLP, Dallas, Texas (included in Exhibit 5.1)
23.2	Consent of Hunton & Williams LLP, Richmond, Virginia (included in Exhibit 5.2)